                                                                    Exhibit 25.1


                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM T-1

       STATEMENT OF ELIGIBILITY UNDER THE TRUST INDENTURE ACT OF 1939 OF A
                    CORPORATION DESIGNATED TO ACT AS TRUSTEE

    CHECK IF AN APPLICATION TO DETERMINE ELIGIBILITY OF A TRUSTEE PURSUANT TO
                               SECTION 305(b)(2)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
               ---------------------------------------------------
               (Exact Name of Trustee as Specified in its Charter)

                                   22-1147033
                      ------------------------------------
                      (I.R.S. Employer Identification No.)

                301 S. COLLEGE STREET, CHARLOTTE, NORTH CAROLINA
                ------------------------------------------------
                    (Address of Principal Executive Offices)

                                   28288-0630
                                   ----------
                                   (Zip Code)

                       WACHOVIA BANK, NATIONAL ASSOCIATION
                            200 SOUTH BISCAYNE BLVD.
                                 MIAMI, FL 33131
                    ATTENTION: CORPORATE TRUST ADMINISTRATION
                                 (305) 789-4878
            ---------------------------------------------------------
            (Name, address and telephone number of Agent for Service)

                        SPANISH BROADCASTING SYSTEM, INC.
               ---------------------------------------------------
               (Exact Name of Obligor as Specified in its Charter)

                                    DELAWARE
          -------------------------------------------------------------
          (State or other jurisdiction of Incorporation or Organization)

                                   13-3827791
                      ------------------------------------
                      (I.R.S. Employer Identification No.)


                         2601 SOUTH BAYSHORE DRIVE PH II
                          COCONUT GROVE, FLORIDA 33133
                    ----------------------------------------
                    (Address of Principal Executive Offices)

                                      33133
                                   ----------
                                   (Zip Code)

                         TABLE OF ADDITIONAL REGISTRANTS

--------------------------------------------------------------------------------------
                                                      STATE OR OTHER   I.R.S. EMPLOYER
                                                     JURISDICTION OF   IDENTIFICATION
NAME                                                  INCORPORATION        NUMBER
----                                                 ---------------   ---------------
Spanish Broadcasting System of California, Inc. ..      California       92-3952357
--------------------------------------------------------------------------------------
Spanish Broadcasting System Network, Inc. ........      New York         13-3511101
--------------------------------------------------------------------------------------
SBS Promotions, Inc. .............................      New York         13-3456128
--------------------------------------------------------------------------------------
SBS Funding, Inc. ................................      Delaware         52-2176317
--------------------------------------------------------------------------------------
Alarcon Holdings, Inc. ...........................      New York         13-3475833
--------------------------------------------------------------------------------------
SBS of Greater New York, Inc. ....................      New York         13-3888732
--------------------------------------------------------------------------------------
Spanish Broadcasting System of Florida, Inc. .....      Florida          58-1700848
--------------------------------------------------------------------------------------
Spanish Broadcasting System of Greater Miami, Inc.      Delaware         65-0774450
--------------------------------------------------------------------------------------
Spanish Broadcasting System of Puerto Rico, Inc. .      Delaware         52-2139546
--------------------------------------------------------------------------------------
Spanish Broadcasting System, Inc. ................      New Jersey       13-3181941
--------------------------------------------------------------------------------------
Spanish Broadcasting System of Illinois, Inc. ....      Delaware         36-4174296
--------------------------------------------------------------------------------------
Spanish Broadcasting System of San Antonio, Inc. .      Delaware         65-0820776
--------------------------------------------------------------------------------------
Spanish Broadcasting System Finance Corporation ..      Delaware         65-1081341
--------------------------------------------------------------------------------------
Spanish Broadcasting System SouthWest, Inc. ......      Delaware         75-2130336
--------------------------------------------------------------------------------------
Spanish Broadcasting System-- San Francisco, Inc.       Delaware         94-3405231
--------------------------------------------------------------------------------------
Spanish Broadcasting System of Puerto Rico, Inc. .      Puerto Rico      66-0564244
--------------------------------------------------------------------------------------


     The address, including zip code, and telephone number, including area code, of each of the additional registrant's principal executive offices is: c/o Spanish Broadcasting System, Inc., 2601 South Bayshore Drive, PHII, Coconut Grove, Florida 33133, (305) 441-6901.

                  10-3/4% SUBORDINATED EXCHANGE NOTES DUE 2013
                         (TITLE OF INDENTURE SECURITIES)

1. GENERAL INFORMATION.

FURNISH THE FOLLOWING INFORMATION AS TO THE TRUSTEE:

A) NAME AND ADDRESS OF EACH EXAMINING OR SUPERVISORY AUTHORITY TO WHICH IT IS
   SUBJECT:

   Comptroller of the Currency
   United States Department of the Treasury
   Washington, D.C.  20219

   Federal Reserve Bank
   Richmond, Virginia 23219

   Federal Deposit Insurance Corporation
   Washington, D.C.  20429

B) WHETHER IT IS AUTHORIZED TO EXERCISE CORPORATE TRUST POWERS.

   Yes.

2. AFFILIATIONS WITH OBLIGOR.

   IF THE OBLIGOR IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH
AFFILIATION.

   None.

3. VOTING SECURITIES OF THE TRUSTEE.

   FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF VOTING SECURITIES OF THE TRUSTEE:

   Not applicable - see answer to Item 13.

4. TRUSTEESHIPS UNDER OTHER INDENTURES.

   IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, FURNISH THE FOLLOWING INFORMATION:

   Not applicable - see answer to Item 13.

5. INTERLOCKING DIRECTORATES AND SIMILAR RELATIONSHIPS WITH THE OBLIGOR OR UNDERWRITERS.

   IF THE TRUSTEE OR ANY OF THE DIRECTORS OR EXECUTIVE OFFICERS OF THE TRUSTEE IS A DIRECTOR, OFFICER, PARTNER, EMPLOYEE, APPOINTEE, OR REPRESENTATIVE OF THE OBLIGOR OR OF ANY UNDERWRITER FOR THE OBLIGOR, IDENTIFY EACH SUCH PERSON HAVING ANY SUCH CONNECTION AND STATE THE NATURE OF EACH SUCH CONNECTION.

    Not applicable - see answer to Item 13.

6.  VOTING SECURITIES OF THE TRUSTEE OWNED BY THE OBLIGOR OR ITS
    OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF THE OBLIGOR:

    Not applicable - see answer to Item 13.

7.  VOTING SECURITIES OF THE TRUSTEE OWNED BY UNDERWRITERS OR THEIR OFFICIALS.

    FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF THE TRUSTEE OWNED BENEFICIALLY BY EACH UNDERWRITER FOR THE OBLIGOR AND EACH DIRECTOR, PARTNER, AND EXECUTIVE OFFICER OF EACH SUCH UNDERWRITER:

    Not applicable - see answer to Item 13.

8.  SECURITIES OF THE OBLIGOR OWNED OR HELD BY THE TRUSTEE.

    FURNISH THE FOLLOWING INFORMATION AS TO SECURITIES OF THE OBLIGOR OWNED BENEFICIALLY OR HELD AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT BY THE
TRUSTEE:

    Not applicable - see answer to Item 13.

9.  SECURITIES OF UNDERWRITERS OWNED OR HELD BY THE TRUSTEE.

    IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF AN UNDERWRITER FOR THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH UNDERWRITER ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

10. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF VOTING SECURITIES OF CERTAIN AFFILIATES OR SECURITY HOLDERS OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT VOTING SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE (1) OWNS 10 PERCENT OR MORE OF THE VOTING STOCK OF THE OBLIGOR OR
(2) IS AN AFFILIATE, OTHER THAN A SUBSIDIARY, OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO THE VOTING SECURITIES OF SUCH PERSON:

     Not applicable - see answer to Item 13.

11. OWNERSHIP OR HOLDINGS BY THE TRUSTEE OF ANY SECURITIES OF A PERSON OWNING 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR.

     IF THE TRUSTEE OWNS BENEFICIALLY OR HOLDS AS COLLATERAL SECURITY FOR OBLIGATIONS IN DEFAULT ANY SECURITIES OF A PERSON WHO, TO THE KNOWLEDGE OF THE TRUSTEE, OWNS 50 PERCENT OR MORE OF THE VOTING SECURITIES OF THE OBLIGOR, FURNISH THE FOLLOWING INFORMATION AS TO EACH CLASS OF SECURITIES OF SUCH PERSON ANY OF WHICH ARE SO OWNED OR HELD BY THE TRUSTEE:

     Not applicable - see answer to Item 13.

12.  INDEBTEDNESS OF THE OBLIGOR TO THE TRUSTEE.

     EXCEPT AS NOTED IN THE INSTRUCTIONS, IF THE OBLIGOR IS INDEBTED TO THE

TRUSTEE, FURNISH THE FOLLOWING INFORMATION:

     Not applicable - see answer to Item 13.

13.  DEFAULTS BY THE OBLIGOR.

     (A) STATE WHETHER THERE IS OR HAS BEEN A DEFAULT WITH RESPECT TO THE SECURITIES UNDER THIS INDENTURE. EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

     None.

     (B) IF THE TRUSTEE IS A TRUSTEE UNDER ANOTHER INDENTURE UNDER WHICH ANY OTHER SECURITIES, OR CERTIFICATES OF INTEREST OR PARTICIPATION IN ANY OTHER SECURITIES, OF THE OBLIGOR ARE OUTSTANDING, OR IS TRUSTEE FOR MORE THAN ONE OUTSTANDING SERIES OF SECURITIES UNDER THE INDENTURE, STATE WHETHER THERE HAS BEEN A DEFAULT UNDER ANY SUCH INDENTURE OR SERIES, IDENTIFY THE INDENTURE OR SERIES AFFECTED, AND EXPLAIN THE NATURE OF ANY SUCH DEFAULT.

      None

14.   AFFILIATIONS WITH THE UNDERWRITERS.

      IF ANY UNDERWRITER IS AN AFFILIATE OF THE TRUSTEE, DESCRIBE EACH SUCH AFFILIATION.

      Not applicable - see answer to Item 13.

15.   FOREIGN TRUSTEE.

      IDENTIFY THE ORDER OR RULE PURSUANT TO WHICH THE TRUSTEE IS AUTHORIZED TO ACT AS SOLE TRUSTEE UNDER INDENTURES QUALIFIED OR TO BE QUALIFIED UNDER THE ACT.

      Not applicable - trustee is a national banking association organized under the laws of the United States.

16.   LIST OF EXHIBITS.

LIST BELOW ALL EXHIBITS FILED AS PART OF THIS STATEMENT OF ELIGIBILITY.

__ 1. Copy of Articles of Association of the trustee as now in effect*


__ 2. Copy of the Certificate of the Comptroller of the Currency dated March 27, 2002, evidencing the authority of the trustee to transact business*

__ 3. Copy of the Certification of Fiduciary Powers of the trustee by the Office of the Comptroller of the Currency dated March 27,2002*

__ 4.  Copy of existing by-laws of the trustee**

__ 5. Copy of each indenture referred to in Item 4, if the obligor is in default.

       -Not Applicable.

X  6. Consent of the trustee required by Section 321(b) of the Act.


X 7. Copy of report of condition of the trustee published pursuant to the requirements of its supervising authority


__ 8. Copy of any order pursuant to which the foreign trustee is authorized to act as sole trustee under indentures qualified or to be qualified under the Act.

       - Not Applicable

__ 9. Consent to service of process required of foreign trustees pursuant to Rule 10a-4 under the Act.

       - Not Applicable

----------


* Previously filed with the Securities and Exchange Commission on April 11, 2002 as an Exhibit to Form T-1 in connection with Registration Statement Number 333-86036.

** Previously filed with the Securities and Exchange Commission on May 13, 2003 as an Exhibit to Form T-1 (in connection with Registration Statement File No. 333-105207) and is incorporated by reference herein.

                                    SIGNATURE

Pursuant to the requirements of the Trust Indenture Act of 1939,the trustee, Wachovia Bank, National Association, a national banking association organized and existing under the laws of the United States of America, has duly caused this Statement of Eligibility and Qualification to be signed on its behalf by the undersigned, thereunto duly authorized, all in the City of Miami and the State of Florida, on the 21st day of January, 2004.

                                          Wachovia Bank, National Association

                                          By:/s/ Ednora G. Linares
                                             ----------------------
                                             Ednora G. Linares
                                             Vice President

EXHIBIT T-6

                             CONSENT OF THE TRUSTEE

     Pursuant to the requirements of Section 321(b) of the Trust Indenture Act of 1939, and in connection with the proposed issue of Spanish Broadcasting System, Inc. 10-3/4% Subordinated Exchange Notes due 2013, Wachovia Bank, National Association, hereby consents that reports of examinations by Federal, State, Territorial or District authorities may be furnished by such authorities to the Securities and Exchange Commission upon request therefore.

                                          WACHOVIA BANK, NATIONAL ASSOCIATION



                                          By:/s/ Ednora G. Linares
                                             ----------------------
                                             Ednora G. Linares
                                             Vice President

Miami, Florida

January 21, 2004

EXHIBIT T-7
                               REPORT OF CONDITION

Consolidating domestic and foreign subsidiaries of Wachovia Bank, N.A., at the close of business on September 30, 2003, published in response to call made by Comptroller of the Currency, under title 12, United States Code, Section 161. Charter Number 1 Comptroller of the Currency.

STATEMENT OF RESOURCES AND LIABILITIES

                                     ASSETS
                               Thousand of Dollars
Cash and balance due from depository institutions:

     Noninterest-bearing balances and currency and coin ...............................    11,680,000

     Interest-bearing balances ........................................................       748,000

Securities ............................................................................      ////////

     Held-to-maturity securities (from Schedule RC-B, column A) .......................             0

     Available-for-sale securities (from schedule RC-B, column D) .....................    84,131,000

Federal funds sold and securities purchased under agreements to resell ................             0

Federal funds sold in domestic offices ................................................       517,000

Securities purchased under agreements to resell .......................................     4,731,000

Loans and lease financing receivables (from Schedule RC-C):

     Loan and leases held for sale ....................................................    10,595,000

     Loan and leases, net of unearned income ..........................................   163,332,000

     LESS: Allowance for loan and lease losses ........................................     2,572,000

     LESS: Allocated transfer risk reserve ............................................             0

     Loans and leases, net of unearned income and allowance (item.4.b misus 4.c) ......   160,760,000

Trading assets (from Schedule RC-D) ...................................................    27,857,000

Premises and fixed assets (including capitalized leases) ..............................     3,833,000

Other real estate owned (from Schedule RC-M) ..........................................       153,000

Investment in unconsolidated subsidiaries and associated companies (from Schedule RC-M)       767,000

Customer's liability to this bank on acceptances outstanding ..........................       732,000

Intangible assets

     Goodwill .........................................................................     9,504,000

Other intangible assets (from Schedule RC-M) ..........................................     1,514,000

Other assets (from Schedule RC-F) .....................................................    26,534,000

                                    TOTAL ASSETS ......................................   344,056,000

                                   LIABILITIES

Deposits:

     In domestic offices ..............................................................   194,540,000

       Noninterest-bearing ............................................................    21,592,000

       Interest-bearing ...............................................................   172,948,000

     In foreign offices, Edge and Agreement subsidiaries, and IBFs (from Schedule RC-E,
       partII) ........................................................................    13,980,000

       Noninterest-bearing ............................................................        33,000

       Interest-bearing ...............................................................    13,947,000

Federal funds purchased in domestic offices(2) ........................................     5,536,000

Securities sold under agreements to repurchase(3) .....................................    24,250,000

Trading liabilities(from Schedule RC-D) ...............................................    19,430,000

Other borrowed money (includes mortgage indebtedness and obligations under Capitalized
  leases) (from Schedule RC-M) ........................................................    30,910,000

Bank's liability on acceptances executed and outstanding ..............................       743,000

Subordinated notes and debentures .....................................................     8,549,000

Other liabilities .....................................................................    13,188,000

TOTAL LIABILITIES .....................................................................   311,126,000

Minority Interest in consolidated subsidiaries ........................................     1,956,000


                                 EQUITY CAPITAL

Perpetual preferred stock and related surplus .........................................             0

Common Stock ..........................................................................       455,000

Surplus ...............................................................................    24,178,000

Retained Earnings .....................................................................     4,696,000

Accumulated other comprehensive income ................................................     1,645,000

Other Equity Capital components .......................................................             0

Total equity capital (sum of item 23 through 27) ......................................    30,974,000

Total liabilities and equity capital (sum of items 21,22, and 28) .....................   344,056,000